Annual Total Returns- Federated Hermes California Municipal Cash Trust (Cash II Shares) [BarChart] - Cash II Shares - Federated Hermes California Municipal Cash Trust - CII	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	0.02%	0.03%	0.04%	0.02%	0.08%	0.28%	0.25%	0.77%	0.80%	0.22%